Table of contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐ Soliciting Material Pursuant to §240.14a-12

           Technology Research Corporation
(Name of Registrant as Specified In Its Charter)

                                              N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TECHNOLOGY RESEARCH CORPORATION
________________________

Notice of Annual Meeting of Stockholders
to be held August 30, 2007
______________________

To the Stockholders of
TECHNOLOGY RESEARCH CORPORATION

    You are cordially invited to attend the Annual Meeting of Stockholders of Technology Research Corporation, a Florida corporation (the “Company”), which will be held on August 30, 2007, at 2:30 P.M. local time, at the Radisson Hotel and Conference Center, 12600 Roosevelt Blvd., St. Petersburg, Florida 33716, for the following purposes:

    1.  Election of Directors.

    2.  Ratification of Appointment of Independent Registered Public Accounting Firm.

    3.  To consider and act upon any matters related to the foregoing purposes and to transact such other business as may properly be brought before the meeting and at any adjournments thereof.

    A Proxy Statement and Board of Directors Proxy are being mailed with this notice.  You are invited to attend the meeting in person, but if you are unable to do so, the Board of Directors requests that you sign, date and return the proxy, as promptly as practicable, by means of the enclosed envelope.  If you are present at the meeting and desire to vote in person, you may revoke the proxy, and if you receive more than one proxy (because of different addresses of stockholdings), please fill in and return each proxy to complete your representation.

     By order of the Board of Directors

Barry H. Black
                                                          Vice President of Finance, Chief Financial Officer and Secretary

Clearwater, Florida
July 23, 2007
Enclosures

TECHNOLOGY RESEARCH CORPORATION

2007 PROXY STATEMENT

TABLE OF CONTENTS

PROXY STATEMENT

RECORD DATE; PROPOSALS TO BE VOTED UPON

VOTING RIGHTS AND SOLICITATION OF PROXIES

PROPOSAL I - ELECTION OF DIRECTORS

CORPORATE GOVERNANCE

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EXECUTIVE OFFICERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT RELATED STOCKHOLDER MATTERS

COMPENSATION COMMITTEE REPORT

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER INFORMATION

AUDIT COMMITTEE REPORT

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL II - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ACCESS TO ANNUAL REPORT

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

OTHER MATTERS

EXHIBIT A - COMPENSATION COMMITTEE CHARTER

APPENDIX I - Proxy Card

TECHNOLOGY RESEARCH CORPORATION
5250-140th Avenue North
Clearwater, Florida 33760
________________________

PROXY STATEMENT
________________________

FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD August 30, 2007

    This Proxy Statement is being furnished to each holder of record of one or more outstanding shares of the single class of common capital stock authorized for issuance by the Articles of Incorporation of Technology Research Corporation (the “Company,” “we,” “us,” or “our”), for his, her or its use in considering whether to comply with the proxy solicitation being made by the Company's Board of Directors (the “Board of Directors” or the “Board”) in connection with the conduct of the 2007 annual meeting of the Company's stockholders, and of any adjournments or postponements thereof (the “Meeting”).  Each copy of this Proxy Statement being mailed or otherwise delivered to stockholders is accompanied by a Proxy card and a Notice of Annual Meeting of Stockholders, and such materials and our Annual Report on Form 10-K, as amended  by Form 10-K/A, are being mailed to Company stockholders of record on or about July 23, 2007.  The Annual Report is not to be regarded as proxy soliciting material.

RECORD DATE; PROPOSALS TO BE VOTED UPON

    The Meeting is scheduled to be held on August 30, 2007 at 2:30 P.M. local time, at the Radisson Hotel and Conference Center, 12600 Roosevelt Blvd., St. Petersburg, Florida 33716.  Only holders of record of the Company's common voting stock at the close of business on July 6, 2007 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting.  At the Meeting, such holders will be asked to consider and vote upon the following proposals:

    PROPOSAL ONE:  To elect a board of directors to consist of seven members, each of whom shall be entitled to serve for a term of one year; and

    PROPOSAL TWO:  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2008.

    We have not received timely notice of any stockholder proposals to be included in the Company’s proxy statement, and no stockholder has provided timely notice to the Company of a proposal to bring before the Meeting.  Consequently, no other proposals will be considered at the Meeting.

VOTING RIGHTS AND SOLICITATION OF PROXIES

    The Company’s common stock, $.51 par value (the “Common Stock”), is the only type of security entitled to vote at the Meeting.  On the Record Date for determining stockholders entitled to vote at the Meeting, there were 5,888,828 shares of Common Stock outstanding.  Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock then held.  Shares of Common Stock may not be voted cumulatively.  All votes cast by proxies returned prior to the conduct of the Meeting will be tabulated by the Registrar and Transfer Company, our stock transfer agent, who will tabulate affirmative and negative votes, abstentions and broker non-votes.  Our Chief Financial Officer will be the inspector of elections for the Meeting and will determine the validity of the final vote tabulation, including those shares voted in person or by proxies submitted or changed during the conduct of the Meeting.

Quorum Required

    Our Bylaws provide that the holders of a majority of the issued and outstanding shares of Common Stock (2,944,415), present in person or represented by valid proxy, shall constitute a quorum for the transaction of business at the Meeting.  Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.  Abstentions have the effect of a vote against any matter as to which they are specified.  Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals are counted as present and are, therefore, included for purposes of determining whether a quorum is present at the Meeting; however, broker non-votes are not deemed to be votes cast.  As a result, broker non-votes are not included in the tabulation of the voting results on the election of the directors or issues requiring approval of a majority of the votes cast and, therefore, will have no effect on the two proposals being voted on at the Meeting.

Vote Required

    PROPOSAL ONE (Election of Directors):  Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Meeting.  The seven nominees for director positions receiving the highest number of affirmative votes will be elected.  Abstentions and broker non-votes will not be counted toward a nominee’s total.

    PROPOSAL TWO (Ratification of Independent Registered Public Accounting Firm):  Passage will require an affirmative vote by the holders of a majority of those shares present in person or represented by proxy, and which are cast either affirmatively or negatively at the Meeting.  As in the case of Proposal One, abstentions and broker non-votes will not be counted as having been voted on any such proposal.

    Our current directors and executive officers and their affiliates are expected to be the beneficial owners, as of the Record Date, of 359,511 shares, or 6.0%, of the outstanding shares of Common Stock.  Each has indicated an intention to vote in favor of Proposals One and Two.

Voting of Shares

    If your shares of Common Stock are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote in person at the Meeting or to grant your voting proxy directly to us or another proxy holder.  We have enclosed a proxy card for you to use.

    If your shares are held in a brokerage account, or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you, together with a voting instruction card, by your broker or other nominee.  As the beneficial owner, you have the right to direct your broker or other nominee how to vote and are also invited to attend the Meeting. Your broker or other nominee has enclosed or provided voting instructions for you to use in directing the broker or other nominee how to vote your shares.  Shares held in street name may also be eligible for Internet or telephone voting in certain circumstances if you did not receive a proxy form directly.

    Shares of Common Stock held in a stockholder’s name as the stockholder of record may be voted in person at the Meeting.  Shares of Common Stock held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker or other nominee that holds your shares giving you the right to vote the shares.

    Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting.  If you are a stockholder of record, you may vote by submitting a proxy.  If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker or other nominee.

    Whether or not you are able to attend the Meeting, you are urged to complete and return your proxy or voting instructions, which are being solicited by the Board of Directors and which will be voted as you direct on your proxy or voting instructions when properly completed.  In the event no directions are specified, such proxies and voting instructions will be voted FOR the nominees for election to the Board of Directors as set forth in Proposal One below, FOR Proposal Two and in the discretion of the proxy holders as to other matters that may properly come before the Meeting.  You may also revoke or change your proxy or voting instructions at any time before the Meeting.  To revoke your proxy, please send a written notice of revocation or another signed proxy with a later date to the Chief Financial Officer of the Company at the Company’s principal executive offices before the beginning of the Meeting.  You may also automatically revoke your proxy by attending the Meeting and voting in person.  To revoke your voting instructions, please submit new voting instructions to your broker or other nominee, or, if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the meeting and voting in person.  All shares represented by a valid proxy received prior to the Meeting will be voted.

Solicitation of Proxies

    As this solicitation is being made exclusively by our Board of Directors, any costs incurred in connection therewith, including the costs of preparation, assembly, printing and mailing of this Proxy Statement, the accompanying Notice of Annual meeting, and any additional soliciting material furnished to stockholders, will be borne by us.  Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners.  All proxies are being solicited by mail in the accompanying form, but further solicitation following the original mailing may be made by Board representatives, Company officers, employees or agents by telephone, telegraph or personal contact with certain stockholders.  No additional compensation will be paid to these representatives for such services. Except as described above, we do not intend to solicit proxies other than by mail.

    WHILE MANAGEMENT ENCOURAGES YOUR ATTENDANCE AT THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

PROPOSAL ONE - ELECTION OF DIRECTORS

Number and Composition of the Board of Directors

    The Company’s Bylaws provide that its Board of Directors shall consist of not less than three members and not more than nine members as may be fixed from time to time by action of the Board of Directors or of the stockholders.  The Board recommends that the exact number of directors not be determined by stockholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy, as it deems advisable to do so.

    Our Board is currently comprised of seven members.  All seven members of our Board of Directors have been nominated for reelection and will be presented as the Board's slate of nominees at our 2007 Annual Meeting.

Information Concerning Nominees

    Unless authority is withheld as to one or more of the Board’s designated nominees, the shares represented by Board of Directors proxies properly executed and timely received will be voted for the election as Directors of the seven nominees named below, all of whom presently serve in that capacity.  If any such nominee fails to stand for election for any reason, the proxy will be voted for a substitute nominee designated by the Board of Directors.  The Board has no reason to believe that any nominee will be unavailable to serve if elected.  Each nominee, if elected, will serve a one-year term, expiring on the date of the annual meeting of stockholders in 2008.

    The following table set forth certain information concerning the nominees, which is based on data furnished by them:

	Director
Name	Since	Age	Position
Robert S. Wiggins	1988	77	Chairman of the Board

Owen Farren	2007	56	Director, President and Chief Executive Officer

Raymond B. Wood	1981	72	Director, Senior Vice President and Director of
			Government Operations and Marketing

Gerry Chastelet (1)(2)(3)	1999	60	Director

Patrick M. Murphy (1)(3)	2007	50	Director

Edmund F. Murphy, Jr. (1)(2)	1988	78	Director

David F. Walker (2)(3)	2004	53	Director

Footnotes:

(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.
(3) Member of the Nominating Committee.

Certain Related Biographical Information About Director Nominees.
    ROBERT S. WIGGINS has been the Chairman of the Board and a Director of the Company since March 1988 and Chief Executive officer of the Company from March 1988 through August 2004 and again from August 2005 to January 2007.  From 1974 to 1987, he was Chairman, Chief Executive Officer and President of Paradyne Corporation, Largo, Florida, a data communications company.  Mr. Wiggins served as a consultant for Paradyne from 1987 to March 1988.  In addition, he spent three years with GTE Information Systems Division as a Vice President and 13 years in various sales and product development managerial positions with IBM Corporation.  Mr. Wiggins earned his MA degree in mathematics from the University of Florida, and his BA degree from the University of Florida, majoring in mathematics with a minor in economics.

    OWEN FARREN has been a Director of the Company since February 2007 and President & CEO since January 2007.  Prior to joining the Company he was the President of StratEx an interim management and turnaround firm from 2002.  From 1990 to 2002 he worked at SL Industries (AMEX:SLI) a power electronics and motion control company where he had been Chairman, President & CEO.  From 1983 until 1990 he worked for Simco Company, a static control company and a unit of Illinois Tool Works Inc. (NYSE:ITW), where he had been President.  Mr. Farren has an MBA in Finance and a BS in Marketing both from Indiana University.

    RAYMOND B. WOOD, a founder of the Company, has been a Director, Senior Vice President and Director of Government Operations and Marketing of the Company since its inception in 1981.  From 1974 to 1981, he was Manager of Engine Generator Component Marketing for Square D Company.  He was employed by Electromagnetic Industries, Inc. for 20 years prior to its acquisition by Square D Company. During this time, he held the position of General Manager of Electromagnetic Industries of Georgia Inc., the systems manufacturing plant for military products such as diesel generating systems, generators, controls, semi-trailers, etc. Previous assignments included service as Project and Design Engineer for military products produced by Electromagnetic Industries Inc.  Mr. Wood is a charter member of the industries association, Electrical Generating Systems Association (“EGSA”), has served on its Board of Directors and has been the Chairman of the Government Liaison Committee for over 30 years.  Mr. Wood is also a member of the U.S. Naval Institute.  For over 40 years, he has been involved in design, manufacture and qualification conformance evaluation for listing by the Department of Defense, marketing and product application concerning control and measurement of electric power for Mobile Ground Power Military Engine Generator Systems, and electrical power controls for Naval Shipboard and Military Armored Tracked Vehicle application.  During such period, Mr. Wood has had extensive contact with the military procurement, contract administration, engineering and test qualifying locations, as well as with the government prime contractors to the Department of Defense.  Mr. Wood has served on numerous ad hoc committees for military engine generator specification review requirements and is frequently consulted for solutions to problems encountered with military engine generator systems by both the military and prime contractors to the Department of Defense.

    GERRY CHASTELET has served as a member of the Board of Directors since 1999.  Mr. Chastelet retired from the technology industry in January 2002.  From October 1998 to January 2002, Mr. Chastelet was Chairman of the Board, Chief Executive Officer, President and a Director of Digital Lightwave, Inc., a leading provider of optical network test and management products.  From December 1995 to October 1998, Mr. Chastelet was President, Chief Executive Officer and a Director of Wandel & Goltermann Technologies, Inc., a global supplier of communications test and measurement equipment. Prior to joining Wandel & Goltermann, Mr. Chastelet held senior management positions with Network Systems Corporation, Gandalf Systems Corporation and Paradyne Corporation.  During his career, he also spent 15 years with the IBM Corporation in various sales, service, marketing and management positions.  Mr. Chastelet has a degree in Electronic Engineering from Devry Institute of Technology and is a graduate of the University of Toronto Executive MBA Program.

    PATRICK M. MURPHY joined the Board of Directors of Technology Research Corporation in May 2006.  Mr. Murphy served as Senior Vice President, Chief Financial Officer and Treasurer of Paradyne Networks from August 1996 and Secretary from August 2000 until August 2005.  He also served as a director and Chief Executive Officer of Paradyne Credit Corp. since July 2001, and Vice President, Chief Financial Officer and Treasurer from August 1996 to July 2001.  From August 1996 to July 1998, he served as Vice President, Treasurer and Chief Financial Officer of GlobeSpan, Inc.  From January 1987 to August 1996, he served as Chief Financial Officer of Continental Broadcasting, Ltd., a television and radio broadcast company.  Mr. Murphy holds a B.S./B.A. in finance from John Carroll University and is a certified public accountant.

    EDMUND F. MURPHY, JR. has served as a member of the Board of Directors since 1988.  For many years, Mr. Murphy functioned as the sole owner and Chief Executive of Murphy Management Consultants, Inc., a Belleair, Florida based consulting firm.  Prior to that activity, Mr. Murphy served as Senior Vice President of International Marketing for Paradyne Corporation, a Largo, Florida based, publicly held distributor of data communications equipment.

    DAVID F. WALKER has served as a member of the Board of Directors since March 2004.  Mr. Walker is the Director of the Accountancy Program and Program for Social Responsibility and Corporate Reporting at the University of South Florida St. Petersburg, where he has been employed since 2002.  Prior to joining the University, Mr. Walker was with Arthur Andersen LLP, having served as a partner in that firm from 1986 through 2002.  Mr. Walker currently serves on the Board of Directors of Chico's FAS, Inc. (NYSE:CHS) and First Advantage Corporation (NASDAQ: FADV) participating on the Executive and Corporate Governance committees of the Chico's Board, and chairing the Audit Committees for the Boards of both Chico's and First Advantage.  Mr. Walker also serves on the Board of Directors of CommVault Systems, Inc. (NASDAQ: CVLT), chairing the Audit Committee and participating on the Corporate Governance Committee, and served on the Board of Directors of Paradyne Networks, Inc. until August 2005.  Mr. Walker earned the MBA degree from the University of Chicago Graduate School of Business in accounting, finance and marketing, and the BA degree from DePauw University with majors in economics and mathematics and a minor in business administration.  Mr. Walker is also a CPA and a Certified Fraud Examiner.

Annual Meeting Attendance

    Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, directors are encouraged to attend.  All six of the current seven directors who held their director position at the time of the last annual meeting of stockholders (Mr. Farren was not a director at the time) attended the meeting.

PROPOSAL ONE - ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE SEVEN NOMINEES FOR DIRECTOR SET FORTH ABOVE.

CORPORATE GOVERNANCE

    Our Board of Directors and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of our stockholders. To that end, our Board of Directors and management periodically review and update, as appropriate, our corporate governance policies and practices. Our Board and management also regularly evaluate and, when appropriate, revise our corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the Securities and Exchange Commission (“SEC”) and the Nasdaq Stock Market, Inc. (“Nasdaq”).

    Board Meetings and Committees.  During fiscal 2007, the Board of Directors held eleven meetings and did not act by written consent in lieu of a meeting on any occasion.  During that period, each of the current directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served.

    Executive Sessions.  The Board of Directors holds executive sessions at each regular board meeting.  This executive session is attended by the independent directors and such other attendees as they may request.  Topics covered have included discussions with outside auditors, corporate strategy, succession planning and management performance.

    Our Board of Directors has established the following standing committees:

    Audit Committee.  The Audit Committee of the Board of Directors (the “Audit Committee”) monitors the integrity of the Company’s financial statements, the independence and qualifications of the independent registered public accounting firm, the performance of the Company’s independent registered public accounting firm and the effectiveness of the Company’s disclosure controls and procedures and internal controls.  It is also responsible for retaining (subject to stockholder ratification), evaluating, and, if appropriate, recommending the termination of the Company’s independent registered public accounting firm.  The Audit Committee’s charter is available on our website at www.trci.net under corporate governance.  The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 under a charter approved by the Board, a copy of which has previously been filed with the SEC and is publicly available.  During fiscal 2007, the Audit Committee held ten meetings and did not act by written consent in lieu of any meeting.  Patrick M. Murphy, an individual determined by the Board to be an “audit committee financial expert,” as defined in Nasdaq Rule 4350 (d)(2)(A), was appointed as a director and audit committee chairman in May 2006, and Gerry Chastelet and Edmund F. Murphy, Jr. constituted its remaining members.  In May 2007, David F. Walker resigned from the Audit Committee.  The Board of Directors, in its business judgment, has determined that each member of the Audit Committee is independent under SEC and Nasdaq Rule 4200(a)(15) and listing standards currently in effect.

    Compensation Committee.  The Compensation Committee of the Board of Directors (the “Compensation Committee”) administers our Long Term Incentive Plan and other programs relating to benefits, incentives and compensation of our executive officers, reviews the performance of our executive officers, reviews and approves executive compensation policy and objectives, concludes whether our executives are compensated according to such standards, makes recommendations to the Board of Directors with respect to compensation, and carries out the Board’s responsibilities relating to all forms of executive compensation.  The Compensation Committee’s charter is available on our website at www.trci.net under corporate governance.  The Chief Executive Officer sets the compensation of executive officers (other than the Chief Executive Officer) including the granting of stock options after consulting with and obtaining approval from the Compensation Committee.  The Compensation Committee operates under a charter that was revised in fiscal 2007 and approved by the Board.  A copy of the revised charter for our Compensation Committee is attached as Exhibit “A” to this proxy statement.  Non-qualified stock options which are granted to the members of the Compensation Committee are recommended by our Chief Executive Officer and approved by the Board of Directors.  During fiscal 2007, the Compensation Committee held five meetings and did not act by written consent in lieu of any meeting.  The chair of the Compensation Committee was David F. Walker and Messrs. Chastelet and E. Murphy constituted its remaining members.  The Board of Directos, in its business judgment, has determined that each member of the Compensation Committee is independent under SEC Rule 4200(a)(15) and listing standards currently in effect.

    Nominating Committee.  The Nominating Committee of the Board of Directors (the “Nominating Committee”) assists the Board in identifying individuals qualified to be directors and oversees the Company's governance structure.  The Nominating Committee’s charter is available on our website at www.trci.net under corporate governance.  During fiscal 2007, the Nominating Committee held eight meetings and did not act by written consent in lieu of any meeting.  The chair of the Nominating Committee was Gerry Chastelet during fiscal 2007 and Messrs. Walker and P. Murphy constituted its remaining members.  Each member of the Nominating Committee is independent under SEC and Nasdaq Rule 4200(a)(15) and listing standards currently in effect.

    The Nominating Committee believes that any nominee that it recommends for a position on our Board of Directors must possess high standards of personal and professional integrity, and have demonstrated business judgment and such other characteristics as it deems appropriate to demonstrate that he or she would be effective in serving the best interest of our stockholders.  In making its determination, the Nominating Committee also reviews the current size and composition of our Board, the independence of the Board and its committees, the number of other boards in which a candidate serves and such other factors as the Nominating Committee or the Board deems to be significant.  The Nominating Committee will consider recommendations for director nominees from other directors, our executive officers, any stockholder or any other source that it deems appropriate.  To evaluate any potential nominee, the Nominating Committee typically will review and evaluate the qualifications of any proposed director candidate and conduct inquiries into his or her background to the extent that it deems appropriate under the circumstances.

    Any stockholder that wishes to submit a name of a candidate for our Board for consideration by the Nominating Committee or receive a copy of our formal charter for the Nominating Committee should do so in writing, addressed to the Nominating Committee, c/o Secretary, Technology Research Corporation, 5250-140th Avenue North, Clearwater, Florida 33760.  The Secretary of the Company will forward all recommendations to the Nominating Committee.  Each recommendation made by a stockholder should include information about the stockholder making the recommendation and include the name and contact information for the candidate, and include information regarding the candidate’s occupation and background, including education and business experience.  All proposed director candidates for consideration by the Nominating Committee will be evaluated in the same manner, regardless of the source of the initial recommendation.  Any stockholder director nomination for the 2008 Annual Meeting of stockholders must be received on or before March 15, 2008 in order to be considered for inclusion in our 2008 Proxy Statement.

Director Independence

    The Board has determined that each of the directors, except Messrs. Wiggins, Farren and Wood, is independent within the meaning of the applicable rules and regulations of the SEC and Nasdaq Rule 4200(a)(15), as currently in effect.  The Board has also determined that each member of its Audit, Compensation, and Nominating Committees is “independent” within the meaning of the applicable rules and regulations of the SEC and Nasdaq director independence standards, as currently in effect.  Our independent directors meet in executive sessions, without management present, on a regular basis.

Communications with the Board

    Stockholders may communicate with our Board of Directors by writing to us c/o Secretary, Technology Research Corporation, 5250 - 140th Avenue North, Clearwater, Florida 33760.  If you wish to direct your submission to a member of the board you may so specify, and we will forward your communication, as appropriate.

Code of Conduct and Ethics

    The Company has adopted a Code of Conduct and Ethics (the “Codes”) that applies to all of its employees as well as its principal executive, financial and accounting officers.  A copy of the Codes can be found at the Company's website www.trci.net.  Additionally, the Company’s principal executive officer, principal financial officer and principal accounting officer have also adopted a Code of Ethics to supplement the Company Code of Conduct.  This supplemental Code of Ethics requires a high standard of ethical conduct.  The Company intends to satisfy the disclosure regarding any amendments to or waivers from a provision of the Codes that applies to its principal executive, financial and accounting officers by posting such information on its website at the address set forth above.

Director Compensation

    The table below sets forth the remuneration earned during the fiscal year ended March 31, 2007 by each of our non-employee directors:

					Change in
					Pension
					Value and
				Non-Equity	Nonqualified
	Fees Earned		(1)	Incentive	Deferred
	or Paid in	Stock	Option	Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Gerry Chastelet	57,500	-	27,221	-	-	-	84,721
Edmund F. Murphy	50,500	-	27,221	-	-	-	77,721
Patrick M. Murphy	51,205	-	19,408	-	-	-	70,613
David F. Walker	53,137	-	27,221	-	-	-	80,358

Footnotes:

(1) This column reflects expense recognized in our financial statements during the fiscal year ended March 31, 2007 in accordance with SFAS 123R. See note 7 to the financial statements included in the Company’s annual report on
Form 10-K for the fiscal year ended March 31, 2007 for the assumptions used relating to the valuation of these stock options. These grants fully vest two years from the date of grant.

    The annual retainer paid to each non-employee director is $20,000, the additional fee paid to the Audit Committee Chairman is $7,500, and the fee paid to each chairman of a board committee is $2,500.  In addition, the fee paid to each non-employee director is $2,000 for each Board meeting attended and $750 for each committee meeting attended.  Each non-employee director also receives an annual grant of 10,000 non-qualified stock options.  Since April 1, 2007, Mr. Wiggins has been serving as a non-employee Chairman of the Board.  In this role, his remuneration is the same as other non-employee members of the Board of Directors.  He is also paid a $2,500 fee as chairman of the Board, the same fee as paid to other board members for chairing board committees. No fees are paid to directors for attending committee meetings on the same day as a meeting of the Board of Directors.

    The Company does not pay director compensation to any member who is also a Company employee.  In fiscal 2007, that policy applied to Messrs. Wiggins, Farren and Wood.

Stock Ownership Guidelines

    The Company is committed to aligning the interests of its Board of Directors and corporate executives with the interests of stockholders, a key element of appropriate corporate governance.  Accordingly, the Board of Directors has adopted stock ownership guidelines for members of the Board of Directors and corporate executives based on the amount of each individual's cash salary or retainer, as follows:

Directors (non-employee)            2.0 times annual cash retainer
President and CEO                     1.5 times annual base salary
Other corporate executives          1.0 times annual base salary

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    We have not entered into any arrangements with affiliated parties.  The Company has adopted a policy that any transactions entered into with an officer, director or affiliate must be on terms as favorable to the Company as could be obtained from an unaffiliated third party.

EXECUTIVE OFFICERS

    Our officers are as follows:

Name	Age	Position
Owen Farren	56	Director, President and Chief Executive Officer

Raymond B. Wood	72	Director, Senior Vice President and
		Director of Government Operations and Marketing

Barry H. Black	60	Vice President of Finance, Chief Financial Officer and Secretary

    Biographical information concerning our executive officers and their ages can be found under the caption “Executive Officers” in our 2007 Annual Report on Form 10-K for the year ended March 31, 2007, which is incorporated by reference into this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT RELATED STOCKHOLDER MATTERS

    The following table enumerates, as of July 6, 2007, certain information with respect to shares beneficially owned by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each of the Company’s directors and the executive officers named in the Summary Compensation Table below, and (iii) all current directors and executive officers as a group:

Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Class
Donald W. Burton	428,160(2)	7.3%
614 West Bay Street, Suite 200
Tampa, Florida 33606

Robert S. Wiggins	181,369(3)	3.1%
Chairman of the Board

Owen Farren	15,000(3)	0.3%
President and Chief Executive Officer

Raymond B. Wood	58,607(3)	1.0%
Director, Senior Vice President of Government Operations and Marketing

Barry H. Black	10,000(3)	0.2%
Vice President of Finance, Chief Financial Officer and Secretary

Gerry Chastelet	30,000(3)	0.5%
Director

Patrick M. Murphy	5,000(3)	0.1%
Director

Edmund F. Murphy, Jr.	29,535(3)	0.5%
Director

David F. Walker	30,000(3)	0.5%
Director

All director, officers and 5% beneficial owner as a group (ten persons)	787,671	13.0%

Footnotes:

(1) For purposes of this table, a person or group of persons is deemed to be the “beneficial owner” of any shares that such person has the right to acquire within 60 days following July 6, 2007. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or persons has the right to acquire within 60 days following July 6, 2007 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) 5% beneficial owner as reported in the stockholder's Schedule 13G with the SEC on January 10, 2007.

(3) Includes the following shares subject to currently exercisable options held by Messrs. Wiggins (25,000), Farren (10,000),
Black (10,000), Wood (25,000), E. Murphy (20,000), P. Murphy (5,000), Chastelet (30,000) and Walker (25,000).

COMPENSATION COMMITTEE REPORT

Introduction

    The Compensation Committee is composed solely of independent directors as defined under Nasdaq and Commission rules.  The Compensation Committee is responsible for developing the Company’s executive compensation policies and advising the board of directors with respect to these policies.  This report reviews our policies generally with respect to the compensation of all executives as a group.  The Compensation Committee is responsible for the compensation of Directors, members of the Board’s committees, and the CEO.  It also provides input into the compensation of employees reporting directly to the CEO and any individuals whose total compensation equals $150,000 or more and reviews the Company’s compensation program on an ongoing basis to ensure that it is competitive with industry standards and satisfy objectives set by the Company.

    The members of our committee are David F. Walker, Edmund F. Murphy, Jr. and Gerry Chastelet.  None of our members is or has been an officer or employee of the Company or any of its subsidiaries within the past three years.

    The Compensation Committee met with management to review its compensation goals and objectives and overall approach to compensation.  The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis Section with management, as required by Item 402(b) of Regulation S-K.  Based on this review, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis section be included in the Company’s Proxy Statement.

                                                                             Submitted by the Compensation Committee
                                                   of the Board of Directors

                                                      David F. Walker, Chairman
                                                   Gerry Chastelet, Member
                                                               Edmund F. Murphy, Jr., Member

The foregoing report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference thereto.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

    Our executive compensation program was designed to attract and retain a highly qualified and motivated management team, reward individual performance and align the interests of the senior executives directly with those of the stockholders.  The ultimate goal of the program is to help create stockholder value.  This program applies to all key management personnel, including the Chief Executive Officer.

    There are three elements to the compensation program which include base salary, incentive bonuses and equity incentive grants.  Our base salaries are set at a level competitive with comparable companies to attract executives with the qualifications and experience to help us succeed.  Our bonus program provides incentives to help improve performance in the key areas needed to improve profitability and create shareholder value.  The long-term incentive program which can consist of either stock options or stock grants are designed to provide incentives for the long term growth of the Company and to align the interests of senior executives with our stockholders.

    We set the compensation level of our key executives by reviewing compensation paid to executives at other benchmark companies as well as survey data for comparable positions within the same geographic locations.  This benchmark data includes information on base pay as well as incentive compensation.

Compensation Policy for Executives

    As in prior years, our executive compensation program is comprised of three components, including base salary, annual bonuses and long-term incentive pay in the form of stock options, restricted stock grants and equity based awards.  All of the executives also are eligible for other employee benefits, including life, health, disability and dental insurance and the Company’s retirement savings plan.

    Base Salary.  Our goal is to set salaries at levels competitive with the base salaries of similarly situated executives at comparable companies.  For the CEO and CFO positions, we set salaries by considering published salaries, incentive compensation and stock based awards of CEOs and CFOs working for similar-sized public companies in Florida with historically similar growth rates to TRC.  Consideration for salary increases for all employees, including Company management, is reviewed annually and will be based on Company as well as individual performance.  Compensation for the CEO is set by the Compensation Committee.  The Compensation Committee, with input and in discussion with the CEO, also undertakes a subjective evaluation of each executive’s contribution to our performance and each executive’s experience, responsibilities and management abilities.  Base salaries for our named executive officers are listed in the Summary Compensation Table below in this Proxy Statement.  We have no employment contracts with our executive officers

    Annual Bonuses.  We administer an annual bonus plan to provide a direct financial incentive for boosting company performance and meet key operation goals for the current fiscal year.  Incentive bonuses for executives during fiscal 2007 were based in large part on meeting individually established target objectives that were set to assist the Company in meeting its overall corporate goals.  The CEO’s bonus and a portion of other executives’ bonuses were based on meeting the Company’s financial performance targets, including achieving planned sales and net income levels.  Annual bonuses for fiscal 2008 have been set based on a combination of meeting both financial targets as well as meeting individual objectives that will improve the operations of the business.  The Compensation Committee believes that these objectives may be  reasonably attainable.  We generally established the fiscal 2008 target bonus amounts to be consistent with prior year bonus targets, with additional incentives if the Company’s fiscal 2008 net income excluding one-time items exceeds our operating plan.

    Stock Options.  The 2000 Long Term Incentive Plan was established to attract and retain key management employees who are expected to contribute to our success, motivate key employees to achieve long range goals, provide incentive compensation that is competitive with similar companies, compensate directors in lieu of cash compensation and more closely align our executives’ financial incentives with the long-term interests of our stockholders.  Under the 2000 Long Term Incentive Plan, a total of 1,100,000 shares of our common stock has been reserved for issuance, of which 403,850 shares remain available for awards as of March 31, 2007.  Stock options and/or grants of restricted stock are granted periodically under the Long Term Incentive Plan to key executives.  Stock options that are granted under the plan have an exercise price equal to the fair market value of the underlying stock on the date of grant, expire ten years from the date of grant and generally vest over a thirty-six month period.  In granting options, we review the awards granted to other employees within the Company, the individual’s position at the Company, options granted to the individual in prior years and his/her role in helping the Company achieve its goals.  We have not traditionally made option grants to key employees and executive officers pursuant to a set formula.  Stock options and restricted stock grants will generally be awarded annually at the beginning of a new fiscal year.  Except in highly unusual circumstances, option grants will be issued at the current market prices of our common stock on the date the Board of Directors approves the award.

    In fiscal 2008, the Board adopted a new policy as recommended by the Compensation Committee that the granting of stock options or other equity-based compensation would be made only during open “window” periods when insiders are authorized to trade in the Company’s stock.  On April 12, 2007, the Board approved the grant of 87,500 incentive stock options to its named executive officers but effective and priced at the closing price on the first day of trading when the trading window for Company insiders next opens.  Pursuant to our Insider Trading Policy, the window for trading is expected to first open after the second full business day following the announcement of our first quarter results for fiscal 2008.  These grants will not be legally authorized, validly issued and approved until this trading window is opened for insiders and executive officers.

Chief Executive Officer’s Compensation

    Mr. Farren became the Company’s Chief Executive Officer in January 2007.  He receives a base salary of $250,000 and has a target annual incentive bonus of $80,000.  When Mr. Farren joined the Company in 2007,  he received a grant of a stock option for the purchase of 40,000 shares of our common stock at an exercise price of $4.95 per share, which was equal to the closing price per share of our common stock on his first day of employment.  Under this grant, 10,000 stock options vested immediately and the remaining 30,000 stock options will vest over a three year period.  Mr. Farren’s fiscal 2007  incentive bonus was directly related to the achievement of specific performance objectives established by the Compensation Committee for his initial 75 days of employment.  His fiscal 2008 incentive bonus has been established by the Compensation Committee to include financial targets relating to the achievement of planned net income excluding one-time items, along with specific performance objectives established by the Compensation Committee.  This close relationship links the executive’s compensation with company performance.  Mr. Farren’s total compensation for the period of his employment during fiscal 2007 is provided in detail below in the Summary Compensation Table under “Executive Compensation.”  After reviewing the components of Mr. Farren’s compensation, we believe that in the aggregate it is reasonably tailored to meet our goals and is not excessive.  Mr. Farren does not have an employment agreement.

    In its January 2007 offer letter, the Company and Mr. Farren agreed that Mr. Farren would be provided with a temporary living allowance of $5,000 per month for a three month period to cover initial living arrangements in his relocation to the Clearwater, Florida area.  Additionally, the Company and Mr. Farren agreed that the Company would reimburse Mr. Farren for normal and reasonable costs in an amount not exceeding $50,000 in moving household belongings and selling his current principal residence in Pennsylvania, provided that such expenses are incurred and submitted for reimbursement on or before March 31, 2008.

Conclusion

    The executive compensation program is designed to closely link pay with performance and the creation of stockholder value.  If the Company achieves average financial performance levels, it is expected that its executives will be compensated at “average levels” for comparable benchmark companies.  If the Company’s performance is exceptionally higher than the targeted levels, executive compensation should exceed such “median levels.”  We believe that the program has been and will continue to be successful in supporting the Company’s financial growth and other business objectives.  The Company does not have any post-employment arrangements in place.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table provides information regarding compensation paid to or earned by the individuals who served as our Chief Executive Officer, Chief Financial Officer and each of the three other most highly compensated executive officers of the Company during the fiscal year ended March 31, 2007.

						Change in
						Pension
						Value And
					Non-Equity	Nonqualified
				(1)	Incentive	Deferred	(2)
				Option	Plan	Compensation	All Other
	Fiscal	Salary	Bonus	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)
Owen Farren	2007	49,360	20,000	42,782	40,000	-	15,000	127,142
Chief Executive Officer
and President

Barry H. Black	2007	140,000	32,001	-	-	-	-	172,001
Vice President of Finance
Chief Financial Officer and
Secretary

Raymond B. Wood	2007	170,000	91,049	-	-	-	400	261,449
Senior Vice President and
Director of Government
Operations

Edward A. Schiff	2007	145,000	21,925	-	-	-	400	167,325
Senior Vice President of
Commercial Operations

Hamze M. Moussa	2007	130,000	28,000	-	-	-	30,400	188,400
President and General Manager
of TRC/Honduras S.A. de C.V.

Former Officers:
Robert S. Wiggins(3)	2007	254,327	20,000	-	-	-	-	274,327
Chairman of the Board

Footnotes:

(1) The amount reflects the compensation expense recognized by the Company in fiscal 2007 in accordance with SFAS 123R for stock options granted to Mr. Farren upon his becoming CEO in January 2007. See footnote 7 in our audited consolidated financial statements in our annual report on Form 10-K for information discussing the valuation of stock options.

(2) The amount indicated consists of matching contributions made by the Company to its 401(k) Plan. For Mr. Moussa only, a housing allowance paid for by TRC Honduras S.A. de C.V., the Company’s Honduran manufacturing facility and for Mr. Farren only, moving expenses.

(3) Effective January 22, 2007, Robert S. Wiggins retired as President and Chief Executive Officer.

Grants of Plan Based Awards

    The following table describes all stock options granted to our named executive officers under the Company’s Long Term Incentive Plan during the fiscal year ended March 31, 2007.

								All Other	All Other		Grant
								Stock	Option		Date
								Awards:	Awards:	Exercise	Fair
		Estimated Future Payouts Under			Estimated Future Payouts Under			Number	Number of	or Base	Value of
		Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards			of Shares	Securities	Price of	Stock and
							(1)	of Stock	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units(2)	Options	Awards	Awards(3)
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)
Farren	1/22/07								40,000	4.95	143,693
Black							-0-
Wood							-0-
Schiff							-0-
Moussa							-0-

Former Officers:
Wiggins							-0-

Footnotes:

(1) In April 2006, we granted a total of 23,370 shares of restricted stock to eleven members of our senior management team
(including Mr. Black, Mr. Wood, Mr. Schiff, Mr. Moussa and Mr. Wiggins) as stock awards under our 2000 Long Term
Incentive Plan. Each stock award was limited in amount at the time of grant to 25% of the grantee’s target incentive bonus for our 2007 fiscal year. Under the terms of these restricted stock awards, the grantee had to be an active employee on
April 30, 2007 and achieve a performance condition that was based upon certain gross profit margin targets that we established for the year ended March 31, 2007. As of March 31, 2007, none of the performance targets were met and, as a result, all 23,370 shares granted under these stock awards were forfeited and the shares cancelled. Since all of the restricted shares are forfeited there is zero future estimated payouts.

(2) Mr. Farren received a grant of 40,000 stock options in January 2007 upon becoming the Company’s President and chief executive officer. The exercise price of the stock options was based on the closing price of the Company’s common stock on his first day of employment. Under the grant, 10,000 stock options vested immediately and the remaining stock options vest over a three year period.

(3) The grant date fair value of stock options is calculated as the number of options granted multiplied by the valuation under
SFAS 123R.

Outstanding Equity Awards at Fiscal Year End

    The following table provides information for each of our named executive officers regarding the outstanding equity awards under the Company’s Long Term Incentive Plan during the fiscal year ended March 31, 2007.

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan Awards:
			Equity					Incentive	Marker or
			Incentive					Plan Awards:	Payout
			Plan Awards:				Market	Number of	Value of
	Number of	Number of	Number of			Number of	Value of	Unearned	Unearned
	Securities	Securities	Securities			Shares or	Shares or	Shares, Units	Shares, Units
	Underlying	Underlying	Underlying			Units of	Units of	or Other	or Other
	Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That	Rights That	Rights That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	(#)	(#)	(#)	($)	Date	(#)	($)	($)	($)
Farren	10,000	30,000 (1)		4.95	1/22/17
Black	10,000			4.87	1/3/16
Wood	5,000			1.50	3/26/12
	20,000			12.34	3/29/14
Schiff	15,000			12.34	3/29/14
Moussa	10,000			1.76	8/21/10

Former Officers:
Wiggins	25,000			12.34	3/29/14

Footnotes:

(1) Options granted upon January 22, 2007 date of hire are exercisable in 33 1/3% annual increments beginning January 22, 2008.

Equity Compensation Plan Information

    The following table provides information as of March 31, 2007 with respect to shares of our common stock that may be issued under existing equity compensation plans.

	(a)	(b)	(c)
Number of
Securities Remaining
	Number of		Available for
	Securities to be		Future Issuance
	Issued Upon	Weighted-	Under Equity
	Exercise of	Average Exercise	Compensation
	Outstanding	Price of Outstanding	Plans (Excluding
	Options, Warrants	Options, Warrants	Securities in
	and Rights	and Rights	Column (a)
Plan Category	(#)	($)	(#)
Equity compensation plans approved by stockholders	344,935	9.10	403,850
Equity compensation plans not approved by stockholders	-	-	-
Totals	344,935	9.10	403,850

Potential Payments Upon Termination or Change of Control

    With the exception of Mr. Black, we do not have employment, severance or change of control agreements with our named executive officers.  On January 3, 2006, we entered into a Change of Control Agreement (the “Agreement”) with Barry H. Black who was appointed to the position of Vice President of Finance and Chief Financial Officer.  Under the terms of the Agreement, if a “change of control” occurs and Mr. Black’s employment is “involuntarily terminated” (as such term is defined in the Agreement), then he will be entitled to a severance payment of twelve months of base salary.  As of March 31, 2007 if a Change of Control occurred and Mr. Black was involuntarily terminated, he would receive a severance payment under the agreement of $140,000.  Along with a change in the voting ownership of the Company, the definition of “change of control” includes certain changes in the composition of the Board of Directors and it includes the change in the Company’s Chief Executive Officer.

Indemnification

    The Company’s Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Florida law, including in circumstances in which indemnification is otherwise discretionary under such law.  The Company indemnifies its directors and officers so that they will serve free from undue concern that they will not be indemnified, and have signed agreements with each of its independent directors contractually obligating the Company to provide this indemnification to them.  A copy of the indemnification agreement has been filed with the SEC and is publicly available.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER INFORMATION

    No member of the Company’s Compensation Committee was at any time during the Company’s 2007 fiscal year an officer or employee of, nor was engaged in any related party transaction with the Company or of any subsidiary thereof, nor did any interlocking relationship exist (nor does one currently exist) between any member of the Compensation Committee and the board of directors or any board committee of any other company which would require disclosure under the Commission’s executive compensation rules.

AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors (the “Committee”) assists the Board in fulfilling its responsibility for general oversight of the quality and integrity of the accounting, auditing and financial reporting process and practices of the Company, and also recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm.

    Management is responsible for the Company’s internal controls, while the Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) (United States) and to issue a report thereon.  The Committee is charged with providing service as an independent and objective monitor of the Company’s financial reporting process, selection of critical accounting policies, system of internal controls, audit process for compliance with applicable laws and regulations, and the Company’s standards of business conduct.

    In fulfilling these responsibilities, the Committee met with both the Company’s management and its independent registered public accounting firm to review all annual and quarterly financial statements and to discuss significant accounting policies and issues prior to the issuance of those statements.  Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the discussions held with the Company’s independent registered public accounting firm covered those matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).  During those discussions, the independent registered public accounting firm provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent registered public accounting firm their independence and whether the non-audit services provided by them to the Company during fiscal 2007 was compatible with, or could reasonably be deemed to call into question, that status.

    Each member of the Committee was and is an independent director as determined by the Board of Directors, based upon Rules 4200(a) 15 and 4350(d) of the Nasdaq listing rules and the additional independence requirements imposed by the SEC’s rules.  Mr. Walker, an individual determined by the Board to be an “audit committee financial expert,” as defined in such rules, chaired the Audit Committee until May 8, 2007 when he resigned from the audit committee.  Patrick M. Murphy was elected as a director and appointed as chairman of the audit committee on May 8, 2007 and served as chairman for the remainder of fiscal 2007.  Mr. Murphy has been determined by the Board to be an “audit committee financial expert” as defined by the applicable rules.  Messrs. Chastelet and E. Murphy constitute its remaining members.  Nonetheless, all Committee members rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm.  Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Moreover, the Committee’s considerations and discussions do not ensure that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the PCAOB (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

    On the basis of its reviews and discussions and the report of the independent registered public accounting firm to the Committee, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007, for filing with the Commission, and that KPMG LLP be selected as the Company’s independent registered public accounting firm for the Company’s 2008 fiscal year.

                                                              Submitted by the Audit Committee
                                                 of the Board of Directors

                                                         Patrick M. Murphy, Chairman
                                                  Gerry Chastelet, Member
                                                             Edmund F. Murphy, Jr., Member

The foregoing report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference thereto.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Technology Research Corporation and subsidiary’s annual consolidated financial statements for the fiscal years ended March 31, 2007 and March 31, 2006, and fees billed for other services rendered by KPMG LLP during these periods:

Fee Category	Fiscal 2007	Fiscal 2006
Audit fees	$272,500	197,000
Audit-related fees	5,000	9,600
Tax fees	19,800	29,764
All other fees	1,575	681
	$298,875	237,045

Audit Fees

    Consists of fees for the audit of Technology Research Corporation and subsidiary’s consolidated financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.  Fiscal 2007 also includes fees for the audit of the restated consolidated financial statements for the fiscal years ended March 31, 2005 and 2006 and the fiscal quarters ended June 30, 2006, September 30, 2006 and December 31, 2006.

Audit-Related Fees

    Consists of fees related to review of acquisition of assets from Automated Engineering Corp. (AEC) in fiscal 2007 and to Sarbanes-Oxley Section 404 documentation assistance in fiscal 2006.

Tax fees

    Consists of fees billed for tax compliance and tax advice.  These services include assistance regarding federal, state and international tax compliance.

All Other Fees

    Consists of fees billed for a subscription to KPMG's Accounting Research Online in fiscal 2007 and for foreign employee visa services in fiscal 2006.
Audit Committee Pre-Approval of Audit and Non-Audit Services

    The Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent registered public accounting firm.  Such policies and procedures provide that management and the independent registered public accounting firm shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each fiscal year.  In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis.  Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service.  The policies and procedures require management and the independent registered public accounting firm to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed.

    As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members, for audit and non-audit services to a subcommittee consisting of one or more members of the Audit Committee.  Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting.

PROPOSAL TWO - RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    For the 24th consecutive year, our Board of Directors has selected the independent registered public accounting firm of KPMG LLP to perform audit and related functions with respect to our accounts for its fiscal year ending March 31, 2008.  The Board recommends ratification of its selection.  In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection, and even if ratification occurs, the Board, in its discretion and through the actions of its Audit Committee, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interest of the Company and its stockholders.

    One or more representatives of KPMG LLP will be in attendance at the Meeting to respond to appropriate stockholder questions and to have an opportunity to make any statement which they may care to address to the attending stockholders.

PROPOSAL TWO - RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2008.

ACCESS TO ANNUAL REPORT

    A copy of the Company’s 2007 Annual Report to Stockholders, which includes the Company's Form 10-K/A, as filed with the Commission, for the fiscal year ended March 31, 2007, has been mailed with this Proxy Statement to all stockholders entitled to notice of and to vote at the Meeting.  Such report is not incorporated into this proxy statement and is not considered proxy solicitation material.  Additional copies of the Company’s Annual Report, and any of its other Commission filings, may be obtained from the Commission’s website, www.sec.gov, or by writing to Technology Research Corporation, 5250-140th Avenue North, Clearwater, Florida 33760, Attention: Barry H. Black, Vice President of Finance and Chief Financial Officer.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Our Board of Directors and executive officers, as well as persons who own more than ten percent of the Company's outstanding shares of Common Stock, are subject to the reporting requirements of Section 16(a) of the Exchange Act (“Section 16(a)”), which require them to file with the Securities and Exchange Commission reports with respect to their ownership of Common Stock and their transactions therein.  Based upon (i) the copies of Section 16(a) reports that we received from such persons for their fiscal 2007 transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for fiscal 2007, we believe that all reporting requirements under Section 16(a) were met in a timely manner by all such persons, except the following:  (1) Form 3 filing arising from Mr. P. Murphy's acceptance to the Board of Directors on May 8, 2006, notice of which was filed on June 12, 2006, or 16 business days late; 2) Form 4 filing arising from a 10,000 share stock option granted to Mr. P. Murphy on May 8, 2006, notice of which was filed on June 13, 2006, or 23 business days late; and 3) Form 4 filing arising from the selling of 1,500 shares of stock by Mr. Wiggins on February 21, 2007, notice of which was filed on February 27, 2007, or 2 business days late.

OTHER MATTERS

    Stockholders who intend to have a proposal considered for inclusion in the Company’s proxy statement and form of proxy for presentation at the Company’s 2008 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Company at its principal executive offices not later than March 15, 2008.  If next year’s annual meeting of stockholders is moved to a date more than 30 days before or after the anniversary date of the Meeting, the deadline for inclusion of proposals in the Company’s proxy statement and proxy will instead be a reasonable time before the Company begins to print and mail its proxy materials.  Stockholders who intend to present a proposal at the 2008 annual meeting of stockholders without inclusion of such proposal in the Company’s proxy materials are required to provide notice of such proposal to the Company no later than June 1, 2008.

    The Board of Directors has no information that any other matter will be brought before the Meeting for consideration and vote by the Company’s stockholders.  If, however, any such matter is properly presented, either at the Meeting or as a result of its postponement or adjournment, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.

                                                      By order of the Board of Directors

                                                      Robert S. Wiggins
                                                      Chairman of the Board

                                                      Owen Farren
                                                      President and Chief Executive Officer

Clearwater, Florida
July 23, 2007

Exhibit A

Technology Research Corporation
COMPENSATION COMMITTEE CHARTER

    The Compensation Committee shall carry out the Board of Directors’ overall responsibility relative to executive compensation.  The Committee’s primary duties and responsibilities are to deal with all matters relating to:

    A)  The compensation of Directors, members of the Board’s committees, the CEO, and those individuals reporting directly to the CEO and any other individuals whose total earnings from TRC at Plan equals $150,000 or greater and to review
          TRC’s compensation programs on an on going basis to ensure that they are competitive with industry standards, enable
          TRC to meet its business objectives and attract, motivate and retain qualified employees.

    B)  The Committee shall consist of at least three Directors, all of whom shall be considered “independent”.  An “independent”
          director is identified as one who is not:

        1)  A member of management and is free from any interest and any business, family or other relationship which could reasonably be perceived to materially interfere with the director’s ability to act with a view to the best interests of TRC other than interests and relationships arising solely from holdings in TRC.

        2)  Currently or has not been (and who does not have an immediate family member who is currently or has been)
             within the past five years, an officer, employee of or material service provider (which includes without limitation, the auditors of TRC) to TRC or any of its subsidiaries or affiliates; and,

        3)  A director (or similarly situated individual) officer, employee or significant shareholder of an entity that has a material business relationship with TRC.  Each member shall have skills and/or experience which are relevant to the mandate of the Committee.

        4)  In addition, a director shall not be qualified to be a member of the Committee if such director (I) is an “affiliated person” or (ii) receives (or a member of his/her immediate family member or the entity for which such director is a director, member, partner or principal and which provides consulting, legal, investment, banking, financial or other similar services to TRC receives), directly or indirectly, any consulting, advisory, or other compensation from TRC other than the compensation for serving in his/her capacity as a member of the Board and as a member of Board committees.  An “affiliated person” means a person who directly or indirectly controls TRC, or a director, executive officer, partner, member principal or designee of an entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with TRC.

        5)  The Committee members will be elected annually at the first meeting of the Board following the annual meeting of shareholders and shall elect a committee chairman at this meeting.

    C)  Additional responsibilities and powers of the Committee shall be as follows:

        1)  To assist the Board in the hiring process by developing competitive compensation packages for potential candidates for the Chief Executive Officer position.

        2)  To review and approve on an annual basis the goals and objectives related to the compensation of the Chief
             Executive Officer.  The Committee shall evaluate at least once each year the CEO’s performance against such goals and objectives and, based upon such evaluation(s), shall determine the CEO’s annual compensation plan, including any changes in whole or in part to the total compensation package including any changes to base salary, bonuses, long term incentives and equity compensation.

        3)  To review and approve on an annual basis the compensation structure for TRC’s senior executive officers and all personnel whose total annual income at Plan including base salaries, bonuses and performance incentives is
             $150,000 and above.

        4)  Review and approve on an annual basis the Chief Executive Officer’s evaluation of the performance and annual compensation plans for those individuals who report directly to the CEO and other senior executives including any changes to base salary, bonuses and other incentives to insure that the mix of salaries and incentives are the most appropriate and effective method to achieve the Company’s goals and objectives.  This includes assessing how well the compensation program supports the business strategy and talent needs of the Company and to examine the program in the light of similar competition.

        5)  Review and make recommendations to the Board of Directors with respect to the implementation or amendments to any TRC stock option or restricted share rights plan, share purchase plans, compensation, incentive and retirement plans.  The Committee shall be responsible for the administration of all such plans, including the granting of options or restricted share rights.

        6)  Engage independent compensation consultants and other advisors if in the judgment of the Committee such counsel is essential in assisting the Committee in carrying out its responsibilities.

        7)  The Committee shall prepare an annual report on TRC’s executive compensation to be included in the Annual
             Report to shareholders.

        8)  The Committee shall establish compensation policies where required and discuss with management, disclosure committee, and audit committee. Provide feedback into and review reports related to compensation disclosures for inclusion into Company filings (e.g. Proxy Statements).
    D)  Meetings:

    The Committee shall meet as necessary to perform the duties described above in a timely manner but at least once each fiscal year.  Meetings shall be held at times deemed appropriate by the Committee.  Such meetings may be with representatives or appropriate members of management either individually or collectively as required by the Chairman of the Committee.

    The Chairman of the Committee will report periodically to the Board of Directors regarding its actions and to furnish the Board with any and all Committee recommendations.

APPENDIX I

TECHNOLOGY RESEARCH CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS-TO BE HELD August 30, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Each of the undersigned, as the owner(s) as of July 6, 2007 of common stock of  Technology Research Corporation, a Florida corporation(the “Company”) hereby appoints Robert S. Wiggins, Chairman of the Board and Barry H. Black, Chief Financial Officer, and each of them, jointly and severally, as attorney-in-fact and proxy, each with full power of substitution for the limited purpose of voting all shares of the common stock owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Radisson Hotel and Conference Center, 12600 Roosevelt Blvd., St. Petersburg, Florida 33716, Florida at 2:30 P.M., local time, August 30, 2007, and at any adjournments thereof, but only in accordance with the following instructions:

If you are unable to attend the meeting personally, the Board of Directors requests that you complete and mail the proxy to insure adequate stockholder representations at the
Meeting.  As this proxy is being solicited by the Board of Directors, you are encouraged to contact any member of the incumbent Board if you have any question concerning this proxy or the matters referenced herein.

 Comments:  ___________________________________________________________________________________________________________________________________

                      ____________________________________________________________________________________________________________________________________

(If you noted any Comments above, please mark corresponding box on the reverse side.)

(Continued on reverse side)

TECHNOLOGY RESEARCH CORPORATION

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
    PROMPTLY USING THE ENCLOSED ENVELOPE.

         Election of Directors                                 For     WITHHOLD      FOR ALL                    To withhold authority to vote, mark “For All Except”
                                                    All               All               Except                                                                and write the nominee's number on line below.

    1.  Nominees:                                                             ☐    ☐    ☐                    _______________________________________

         01)  Robert S. Wiggins                        05)  Patrick M. Murphy
         02)  Owen Farren                                  06)  Edmund F. Murphy, Jr.
         03)  Raymond B. Wood                       07)  David F. Walker
         04)  Gerry Chastelet

         Vote on Proposal
                                      For           Against        Abstain
    2.  Approval of KPMG LLP, Independent Registered Public Accounting Firm, as independent registered public accountants of the Company for operating year ending
     March 31, 2008.                            ☐    ☐    ☐

    In accordance with their best judgment on any other matter that may properly be voted upon at the meeting.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).  If none of the choices specified in any of the Proposals 1 or 2 shall be marked, the named proxy is authorized and directed to vote as described therein and in accordance with that certain Proxy Statement dated July 23, 2007.

    For comments, please check this box and write them on the back where indicated.  ☐

    If signing in a fiduciary or representative capacity, please give full title as such. If signing as a corporate officer, please give your title and full name of the corporation; or if ownership is in more than one name, each additional owner should sign.

Signature [PLEASE SIGN WITHIN BOX]               Date         Signature [Joint Owners]                                            Date